Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

S-1

Neo Aeronautics, Inc

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee

Newly Registered Securities
Fees to be Paid	Equity	Shares of Class A Common Stock, US$0.0001 per share	(1)	457(o)	1,250,000	$6.00	$7,500,000.00	0.0001381	$1,035.75
Fees to be Paid	Equity	Shares of Class A Common Stock, US$0.0001 per share	(2)	457(o)	1,437,500	6.00	8,625,000.00	0.0001381	1,191.12
Fees to be Paid	Equity	Representative's warrants	(3)	Other				0.0001381	0.00
Fees to be Paid	Equity	Shares of Class A Common Stock issuable upon the exercise of the Representative's warrants	(4)	457(o)	134,375	7.20	967,500.00	0.0001381	133.62
Fees Previously Paid	Equity	Shares of Class A Common Stock, US$0.0001 per share	(5)	457(o)	2,875,000	6.00	17,250,000.00		2,382.23
Fees Previously Paid	Equity	Representative's warrants	(6)	Other					0.00
Fees Previously Paid	Equity	Shares of Class A Common Stock issuable upon the exercise of the Representative's warrants	(7)	457(o)	143,750	$7.20	$1,035,000.00		$142.94

Total Offering Amounts:							$35,377,500.00		4,885.66
Total Fees Previously Paid:									2,525.17
Total Fee Offsets:									0.00
Net Fee Due:									$2,360.49

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Offering Note(s)

(1)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (or the Securities Act), there is also being registered hereby such indeterminate number of additional shares of Class A Common Stock as may be issued or issuable because of stock splits, stock dividends and similar transactions.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

Includes 562,500 shares of Class A Common Stock that the underwriters have the option to purchase pursuant to their over-allotment option.

In accordance with Rule 457(g) under the Securities Act, because the shares of Class A Common Stock of underlying the Representative’s warrants are registered hereby, no separate registration fee is required with respect to the warrants registered hereby.

We have agreed to issue to the representative of the underwriters (the “Representative”) warrants to purchase up to an aggregate number of shares of our Class A Common Stock in an aggregate equal to five percent (5%) of the aggregate number of shares of ordinary shares sold in this offering) (the “Representative’s Warrants”). The Representative’s Warrants are exercisable at a per share price equal to 120% of the public offering price per share of the shares of Class A Common Stock sold in this offering.
(2)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (or the Securities Act), there is also being registered hereby such indeterminate number of additional shares of Class A Common Stock as may be issued or issuable because of stock splits, stock dividends and similar transactions.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

Includes 562,500 shares of Class A Common Stock that the underwriters have the option to purchase pursuant to their over-allotment option.

In accordance with Rule 457(g) under the Securities Act, because the shares of Class A Common Stock of underlying the Representative’s warrants are registered hereby, no separate registration fee is required with respect to the warrants registered hereby.

We have agreed to issue to the representative of the underwriters (the “Representative”) warrants to purchase up to an aggregate number of shares of our Class A Common Stock in an aggregate equal to five percent (5%) of the aggregate number of shares of ordinary shares sold in this offering) (the “Representative’s Warrants”). The Representative’s Warrants are exercisable at a per share price equal to 120% of the public offering price per share of the shares of Class A Common Stock sold in this offering.
(3)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (or the Securities Act), there is also being registered hereby such indeterminate number of additional shares of Class A Common Stock as may be issued or issuable because of stock splits, stock dividends and similar transactions.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

Includes 562,500 shares of Class A Common Stock that the underwriters have the option to purchase pursuant to their over-allotment option.

In accordance with Rule 457(g) under the Securities Act, because the shares of Class A Common Stock of underlying the Representative’s warrants are registered hereby, no separate registration fee is required with respect to the warrants registered hereby.

We have agreed to issue to the representative of the underwriters (the “Representative”) warrants to purchase up to an aggregate number of shares of our Class A Common Stock in an aggregate equal to five percent (5%) of the aggregate number of shares of ordinary shares sold in this offering) (the “Representative’s Warrants”). The Representative’s Warrants are exercisable at a per share price equal to 120% of the public offering price per share of the shares of Class A Common Stock sold in this offering.

(4)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (or the Securities Act), there is also being registered hereby such indeterminate number of additional shares of Class A Common Stock as may be issued or issuable because of stock splits, stock dividends and similar transactions.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

Includes 562,500 shares of Class A Common Stock that the underwriters have the option to purchase pursuant to their over-allotment option.

In accordance with Rule 457(g) under the Securities Act, because the shares of Class A Common Stock of underlying the Representative’s warrants are registered hereby, no separate registration fee is required with respect to the warrants registered hereby.

We have agreed to issue to the representative of the underwriters (the “Representative”) warrants to purchase up to an aggregate number of shares of our Class A Common Stock in an aggregate equal to five percent (5%) of the aggregate number of shares of ordinary shares sold in this offering) (the “Representative’s Warrants”). The Representative’s Warrants are exercisable at a per share price equal to 120% of the public offering price per share of the shares of Class A Common Stock sold in this offering.

(5)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (or the Securities Act), there is also being registered hereby such indeterminate number of additional shares of Class A Common Stock as may be issued or issuable because of stock splits, stock dividends and similar transactions.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

Includes 562,500 shares of Class A Common Stock that the underwriters have the option to purchase pursuant to their over-allotment option.

In accordance with Rule 457(g) under the Securities Act, because the shares of Class A Common Stock of underlying the Representative’s warrants are registered hereby, no separate registration fee is required with respect to the warrants registered hereby.

We have agreed to issue to the representative of the underwriters (the “Representative”) warrants to purchase up to an aggregate number of shares of our Class A Common Stock in an aggregate equal to five percent (5%) of the aggregate number of shares of ordinary shares sold in this offering) (the “Representative’s Warrants”). The Representative’s Warrants are exercisable at a per share price equal to 120% of the public offering price per share of the shares of Class A Common Stock sold in this offering.
(6)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (or the Securities Act), there is also being registered hereby such indeterminate number of additional shares of Class A Common Stock as may be issued or issuable because of stock splits, stock dividends and similar transactions.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

Includes 562,500 shares of Class A Common Stock that the underwriters have the option to purchase pursuant to their over-allotment option.

In accordance with Rule 457(g) under the Securities Act, because the shares of Class A Common Stock of underlying the Representative’s warrants are registered hereby, no separate registration fee is required with respect to the warrants registered hereby.

We have agreed to issue to the representative of the underwriters (the “Representative”) warrants to purchase up to an aggregate number of shares of our Class A Common Stock in an aggregate equal to five percent (5%) of the aggregate number of shares of ordinary shares sold in this offering) (the “Representative’s Warrants”). The Representative’s Warrants are exercisable at a per share price equal to 120% of the public offering price per share of the shares of Class A Common Stock sold in this offering.
(7)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (or the Securities Act), there is also being registered hereby such indeterminate number of additional shares of Class A Common Stock as may be issued or issuable because of stock splits, stock dividends and similar transactions.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

Includes 562,500 shares of Class A Common Stock that the underwriters have the option to purchase pursuant to their over-allotment option.

In accordance with Rule 457(g) under the Securities Act, because the shares of Class A Common Stock of underlying the Representative’s warrants are registered hereby, no separate registration fee is required with respect to the warrants registered hereby.

We have agreed to issue to the representative of the underwriters (the “Representative”) warrants to purchase up to an aggregate number of shares of our Class A Common Stock in an aggregate equal to five percent (5%) of the aggregate number of shares of ordinary shares sold in this offering) (the “Representative’s Warrants”). The Representative’s Warrants are exercisable at a per share price equal to 120% of the public offering price per share of the shares of Class A Common Stock sold in this offering.